Exhibit 32.1

                            CERTIFICATION PURSUANT TO

                             18 U.S.C. SECTION 1350,

                             AS ADOPTED PURSUANT TO

                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Certification of Chief Executive Officer

In connection  with the Quarterly Report of Igen Networks Corp. (the "Company") on Form 10-Q for the six months ending June 30, 2010 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Monty Ormsby, Chief Executive Officer certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge and belief:

         (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

: August 10, 2010               /s/

“Monty Ormsby”

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Monty Ormsby

Chief Executive Officer